SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):            February 24, 2004

POWER-ONE, INC.

(Exact name of registrant as specified in its charter)

Commission file number 0-29454

DELAWARE	77-0420182
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

740 CALLE PLANO, CAMARILLO, CA	93012
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code (805) 987-8741

Item 7. Exhibits

The following exhibit is being furnished herewith:

     99.1   Power-One Inc.’s press release dated February 24, 2004.

Item 9. Regulation FD Disclosure

The Company is furnishing the information included as Exhibit 99.1 to this report pursuant to Regulation FD. This information is being furnished pursuant to Item 9 of this Current Report on Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

On February 24, 2004, Power-One Inc. issued a press release regarding the Z-One Digital IBA™ architecture.

Exhibit Index

     99.1   Power-One Inc.’s press release dated February 24, 2004.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 24, 2004	Power-One, Inc.

	By:	/s/ Steven J. Goldman
Steven J. Goldman
Chairman of the Board and Chief Executive Officer